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HRPT Health & Rehabilitation                                         6 Joelle Drive                 Tobacco Road
                       Properties Trust                          Portland, Connecticut 06480        P.O. Box 150
                                                                     (203) 347-6300           Eaton, New Hampshire 03833
                                                                                                    (603) 447-1940

             400 Centre Street
        Newton, Massachusetts 02158
                (617) 332-5990
        Telecopier No. (617) 332-2281



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                                                      June 13, 1994

By Telecopy

HMC Retirement Properties, Inc.
HMH Properties, Inc.
Host Marriott Corporation
10400 Fernwood Drive
Bethesda, Maryland  20817

Attn:   Mr. Bruce D. Wardinski
        Treasury Department 72/924.12

                                  Amended and Restated Purchase and
                             Exchange Agreement Effective March 17, 1994

Dear Bruce:

        Reference is made to the captioned agreement (as amended on April 7, 1994, the "Purchase Agreement").  Capitalized
terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.

        The purpose of this letter is to confirm our understanding regarding certain matters with respect to the Purchase
Agreement.  We have agreed as follows:

        1.     On June 17, 1994, Purchaser and Sellers will close on any Facilities as to which the conditions precedent set forth in the Purchase Agreement have been satisfied, provided that the aggregate allocable Purchase Prices with respect thereto shall not exceed Seventy Five Million Dollars ($75,000,000).

        2.     With respect to all other Facilities, pursuant to Section 3.03 of the Purchase Agreement, Purchaser hereby elects to extend the Closing Date to June 30, 1994.

        3.     If any term or condition of this letter conflicts with the terms and conditions of the Purchase Agreement, the terms and conditions of this letter shall prevail.  As amended hereby, the Purchase Agreement is and remains in full force and effect.

        If the foregoing accurately sets forth our agreement, kindly sign this letter where indicated below and return a copy of this letter so signed to us.

                                                      Very truly yours,

                                                      HEALTH AND REHABILITATION PROPERTIES TRUST



                                                      By:/s/ David J. Hegarty
                                                        Its:Executive Vice President

ACCEPTED AND AGREED TO:

HMC RETIREMENT PROPERTIES, INC.


By:/s/ C.G. Townsend
   Its:Vice President

HMH PROPERTIES, INC.


By:/s/ C.G. Townsend
   Its:Vice President

HOST MARRIOTT CORPORATION


By:/s/ C.G. Townsend
   Its:Vice President
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HRPT Health & Rehabilitation                                         6 Joelle Drive                 Tobacco Road
                       Properties Trust                          Portland, Connecticut 06480        P.O. Box 150
                                                                     (203) 347-6300           Eaton, New Hampshire 03833
                                                                                                    (603) 447-1940
             400 Centre Street
        Newton, Massachusetts 02158
                (617) 332-5990
        Telecopier No. (617) 332-2281
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                                                      July 25, 1994

HMH Properties, Inc.
HMC Retirement Properties, Inc.
Host Marriott Corporation
10400 Fernwood Drive
Bethesda, Maryland  20817

                                    Amended and Restated Purchase
                                  Agreement and Exchange Agreement
                                   Effective as of March 17, 1994

Ladies and Gentlemen:

        Reference is made to the captioned Agreement (the "Purchase Agreement").  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

        The purpose of this letter is to confirm that, as of the date hereof, Purchaser has increased the Deposit by Ten Million
Dollars ($10,000,000).

        Notwithstanding anything to the contrary set forth in the Purchase Agreement, such increased deposit shall be applied entirely to the acquisition of the Facilities known as Church Creek and Villa Valencia.

        Kindly confirm your agreement with the foregoing by signing below where indicated and returning a copy of this letter so signed to us.

                                                      Very truly yours,

                                                      HEALTH AND RETIREMENT PROPERTIES TRUST

                                                      By:/s/ David J. Hegarty
                                                         Its:Executive Vice President

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AGREED:

HMH PROPERTIES, INC.


By:/s/ Bruce D. Wardinski
   Its:Vice President

HMC RETIREMENT PROPERTIES, INC.


By:/s/ Bruce D. Wardinski
   Its:Vice President
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